UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 30, 1997
          -------------------------------------------------------------


                                 BACOU USA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                 0-28040                         05-0470688
           ------------------------------------------------------------
           (Commission File Number)   (IRS Employer Identification No.)


                   10 Thurber Boulevard, Smithfield, RI    02917
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333
                                                            ------------

Item 7. Financial Statements and Exhibits.
        ----------------------------------
(a)     Financial Statements of Businesses Acquired

        Consolidated Balance Sheet of Comasec Holdings, Inc. and subsidiary ("Comasec") at December 31, 1996

        Consolidated Statement of Income of Comasec for the year ended December 31, 1996

        Consolidated Statement of Shareholder's Equity of Comasec for the year ended December 31, 1996

        Consolidated Statement of Cash Flows of Comasec for the year ended December 31, 1996

        Consolidated Condensed Balance Sheet of Comasec at March 31, 1997 (Unaudited)

        Consoldated Condensed Statements of Income of Comasec for the three months ended March 31, 1997 and 1996 (Unaudited)

        Consoldated Condensed Statements of Cash Flows of Comasec for the three months ended March 31, 1997 and 1996 (Unaudited)

(b)     Pro Forma Financial Information

        Unaudited Pro Forma Consolidated Statement of Income of Bacou USA, Inc. ("Bacou USA") and Comasec for the year ended December 31, 1996

        Unaudited Pro Forma Consolidated Balance Sheet of Bacou USA and Comasec at March 31, 1997

        Unaudited Pro Forma Consolidated Statement of Income of Bacou USA and Comasec for the three months ended March 31, 1997

(c)     Exhibits

        Item 601
        --------
        Exhibit                    Exhibit Title
        ------------------         -------------
          Exhibit 23               Consent of Price Waterhouse LLP

          Exhibit 99(a) Unaudited Financial Statements of Survivair, Inc. for 1996 and 1995 (incorporated by reference to Exhibit 99(a) of the Form 8-K filed May 12, 1997)

          Exhibit 99(b) Report and Consolidated Audited Financial Statements of Comasec Holdings, Inc. ("Comasec") and subsidary as of December 31, 1996; as described in Item 7(a) above

          Exhibit 99(c) Unaudited Consolidated Condensed Financial Statements of Comasec as of March 31, 1997 and for the three months ended March 31, 1997 and 1996 as described in Item 7(a) above

          Exhibit 99(d) Unaudited Pro Forma Consolidated Statements of Income for Bacou USA, Inc. ("Bacou") and Comasec for the year ended December 31, 1996 as described in Item 7(b) above

          Exhibit 99(e)            Unaudited  Pro  Forma  Consolidated   Balance
                                   Sheets of Bacou and Comasec as of March 31, 1997 as described in Item 7(b) above

          Exhibit 99(f) Unaudited Pro Forma Consolidated Statements of Income of Bacou and Comasec for the three months ended March 31, 1997 as described in
                                   Item 7(b) above

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BACOU USA, INC.
                                 Registrant


                                 By: /s/ Philip B. Barr
                                   _________________________________
                                   Philip B. Barr
                                   Executive Vice President and
                                   Chief Financial Officer



Dated:  August 14, 1997